SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

(X) Definitive Proxy Statement

( ) Definitive Additional Materials

( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ROSE'S HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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( ) Fee paid previously with preliminary materials:

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( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(4) Date Filed:

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

                             ROSE'S HOLDINGS, INC.


                             150 East 52nd Street
                           New York, New York 10022



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



            The annual meeting of stockholders of Rose's Holdings, Inc. (the "Corporation") will be held at the Corporate office 150 East 52nd Street, 21st Floor, New York, NY 10022 on Tuesday June 15, 1999 at 10:00 a.m. (local time) for the following purposes:


    1.    to elect one director of the Corporation;


    2. to consider and act upon a proposal to change the name of the Corporation to WebFinancial Corporation;


    3. to ratify the appointment of KPMG LLP, independent accountants, to audit the books and accounts of the Corporation; and


    4. to transact such other business as may properly come before the meeting or any adjournments thereof.


            The Board of Directors has fixed the close of business on April 26, 1999 as the record date for determining stockholders entitled to notice of and to vote at the meeting.


            A proxy and return envelope are enclosed for your convenience.


                                          By order of the Board of Directors,
                                          Jack L. Howard
                                          Vice President and Secretary


April 30, 1999

                 ----------------------------------------------
                            YOUR VOTE IS IMPORTANT

                 Please mark, sign, and date the enclosed proxy
                   card and return it promptly in the enclosed
                        self-addressed, stamped envelope
                 ----------------------------------------------

                             ROSE'S HOLDINGS, INC.


                             150 East 52nd Street
                           New York, New York 10022


                               ----------------

            This Proxy Statement is furnished to the stockholders of Rose's Holdings, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Corporation to be held on June 15, 1999 and any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 5, 1999.

            Only holders of securities entitled to vote at the Annual Meeting at the close of business on April 26, 1999, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date the Corporation had issued and outstanding 4,336,399 shares of common stock, $.001 par value (the "Common Stock"), entitled to vote at the Annual Meeting, each share being entitled to one vote.

            Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Corporation at any time before such proxies are voted. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder so attending, in writing, so notifies the Secretary of the Annual Meeting at any time prior to the voting of the proxy.

            The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding on the record date is necessary to have a quorum for the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

            The Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than those matters described on the attached Notice and herein. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

            The Corporation will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. The Corporation has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. MacKenzie will receive a fee for such services of approximately $7,500 plus reasonable out-of-pocket expenses, which will be paid by the Corporation. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Corporation will reimburse them for their expenses.

            All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Corporation intend to vote for the nominees for election as directors of the Corporation listed herein and for those matters described on the attached Notice and herein. With regard to the election of directors, votes cast may be withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will have the same effect as a vote against a proposal. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.


                            PRINCIPAL STOCKHOLDERS

            The only persons known by the Corporation to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, as of March 31, 1999, are indicated below:

                                  Amount and
                                   Nature of
                                  Beneficial        Percentage
Name and Address                   Ownership         of Class
---------------------------   ------------------   -----------
Warren G. Lichtenstein             1,320,613(1)        31.2%
150 East 52nd Street
New York, New York 10022
Steel Partners II, L.P.            1,090,655(2)        25.8%
150 East 52nd Street
New York, New York 10022
Earle C. May                         768,376(3)        18.2%
4550 Kruse Way #345
Lake Oswego, Oregon 97035
May Management, Inc.                 746,015           17.5%
4550 Kruse Way #345
Lake Oswego, Oregon 97035

---------

(1) Includes: (a) 2,500 shares of Common Stock owned by Mr. Lichtenstein; (b) 227,458 shares of Common Stock issuable upon the exercise of options owned by Mr. Lichtenstein; (c) 1,068,970 shares of Common Stock owned by Steel Partners II, L.P.; and (d) 21,685 shares of Common Stock issuable upon the exercise of warrants owned by Steel Partners II, L.P. Mr. Lichtenstein is the chief executive officer of the general partner of Steel Partners II, L.P. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II, L.P. except to the extent of his pecuniary interest in such shares of Common Stock, which is less than the amount disclosed.


(2) Represents 1,068,970 shares of Common Stock and 21,685 shares of Common Stock issuable upon exercise of warrants.

(3) Includes: (a) 5,865 shares of Common Stock owned by Mr. May; (b) 20,361 shares of Common Stock issuable upon the exercise of options owned by Mr. May; (c) 50,250 shares of Common Stock owned by May Management, Inc.; and
      (d) 691,900 shares of Common Stock held in customer accounts as to which May Management, Inc. has shared dispositive power. Mr. May is the chief executive officer and a principal stockholder of May Management, Inc. and may be deemed to be the beneficial owner of shares owned by May Management, Inc. or as to which May Management, Inc. has shared dispositive power.

                              ------------------

            Except as noted in the footnotes above, (i) none of such shares is known by the Corporation to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership and (ii) the Corporation believes the beneficial owner listed above has sole voting and investment power with respect to the shares shown as being beneficially owned by it.


                                 PROPOSAL ONE


                             ELECTION OF DIRECTOR


            At the annual meeting of stockholders held November 4, 1998 (the "1998 Meeting"), the stockholders of the Corporation voted to eliminate the Corporation's staggered board system and provide for the annual election of directors, without reducing the terms of any of the directors then in office (including those elected at the 1998 Meeting). Although the Board is still divided into three classes with the term of office of one class expiring each year and each director holding office for a term expiring at the third annual meeting of stockholders following his or her election (and until his successor has been duly elected and qualified), commencing at the Annual Meeting, with respect to directors whose terms expire at the Annual Meeting, and continuing at the annual meetings of stockholders to be held in 2000 and 2001, each director whose term is expiring (and any new nominees for director) shall be elected for one-year terms only.

            Subsequent to the end of the Corporation's fiscal year, which ended December 31, 1998 ("Fiscal 1998"), N. Hunter Wyche and J. David Rosenberg resigned from the Board of Directors. At the meeting of the Board on April 20, 1999, the Board appointed James Benenson, Jr. to fill the vacancy left by Mr. Rosenberg. In addition, Harold Smith informed the Board at the meeting that he would not stand for reelection at the Annual Meeting. The Board then declined to nominate a director to stand for election in Mr. Smith's place and voted to reduce the number of directors from seven to five. Such reduction does not shorten Mr. Smith's term, which expires at the Annual Meeting. As a result of the foregoing, at the Annual Meeting, the Board of Directors shall consist of one director in the class expiring at the Annual Meeting, one director in the class whose term expires at the annual meeting in 2000 and three directors in the class whose terms expire at the annual meeting in 2001. Additionally, as described above, the director elected at the Annual Meeting and all directors elected at annual meetings following the Annual Meeting, shall be elected for one-year terms only.

            One director is to be elected at the Annual Meeting. The Board has nominated Jack L. Howard to be re-elected for a one-year term, expiring at the annual meeting in 2000. After the election of one director at the Annual Meeting, the Corporation will have five directors, including the four continuing directors whose present terms extend beyond the Annual Meeting. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's nominee. If the Board's nominee should become unavailable for any reason, which the Board does not anticipate, proxy holders will vote for a nominee designated by the present Board to fill the vacancy at or prior to the Annual Meeting. The director will be elected by a plurality of the votes cast. The information concerning the nominee and each director continuing in office has been furnished by them to the Corporation. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE.


            The name of, principal occupation of and certain additional information about the nominee and each of the four current directors with unexpired terms (as of the date of the Annual Meeting) are set forth below.


NOMINEE FOR DIRECTOR


    NAME AND AGE                      OCCUPATION AND OTHER DIRECTORSHIPS


Jack L. Howard (37)                   Mr. Howard has served as a director of
(term expires 1999)                   the Corporation since 1996 and as Vice
                                      President, Secretary, and Treasurer of
                                      the Corporation since 1997. Mr. Howard
                                      has been a registered principal of Mutual
                                      Securities, Inc., a stock brokerage firm, since prior to 1993. He is a director of Gateway Industries, Inc.

CONTINUING DIRECTORS

James Benenson, Jr. (63)              Mr. Benenson has been Chairman of Vesper
(term expires 2000)                   Corporation and Arrowhead Holdings
                                      Corporation, both diversified holding
                                      companies, since 1979 and 1983,
                                      respectively. Prior to such time, Mr.
                                      Benenson served in various capacities
                                      with F. Eberstadt & Co., Walker, Hart &
                                      Co. and James Benenson & Co. Mr. Benenson has served as a director of the Corporation since March 1999.

Warren G. Lichtenstein (33)           Mr. Lichtenstein has served as a director
(term expires 2001)                   of the Corporation since 1996 and as
                                      President and chief executive officer of the Corporation since 1997. Mr.
                                      Lichtenstein has been chief executive
                                      officer of the general partner of Steel
                                      Partners II, LP, a private investment
                                      firm, since 1993 and Chairman of Steel
                                      Partners Services, Ltd., a private
                                      investment firm, since 1993. Mr.
                                      Lichtenstein was Executive Vice President of Alpha Technologies Group, Inc., a manufacturer of electronic components, from September 1994 through September
                                      1995. Mr. Lichtenstein is a director of
                                      Saratoga Spring Water Corporation Inc.
                                      and PLM International, Inc. and; Chairman of Aydin Corporation, and Gateway
                                      Industries, Inc. ("Gateway"). Gateway was the sole stockholder of Marsel Mirror and Glass
                                      Products, Inc. ("Marsel") from November
                                      1995 to December 1996. Mr. Lichtenstein
                                      served as President of Marsel from its
                                      formation as an acquisition subsidiary
                                      until the acquisition was consummated.
                                      Thereafter, Marsel appointed a President who had no prior affiliation with Gateway. Mr. Lichtenstein served as
                                      Marsel's sole director until Gateway
                                      disposed of its interest in Marsel.
                                      Marsel filed for protection under Chapter
                                      11 of the United States Bankruptcy Code
                                      shortly following Gateway's disposition
                                      of Marsel.


Earle C. May (80)                     Mr. May has served as a director of the
(term expires 2001)                   Corporation since 1997. Mr. May has been
                                      an executive officer of May Management,
                                      Inc., an investment management firm,
                                      since prior to 1993.


Joseph L. Mullen (52)                 Mr. Mullen has served as a director of
(term expires 2001)                   the Corporation since 1995. Since January
                                      1994, Mr. Mullen has served as Managing
                                      Partner of Li Moran International, a
                                      management consulting company, and has
                                      functioned as a senior officer overseeing the merchandise and marketing departments for such companies as Leewards Creative
                                      Crafts Inc., Office Depot of Warsaw,
                                      Poland and Rose's Stores, Inc. From
                                      January 1994 to July 1994, Mr. Mullen
                                      served as Senior Vice President for
                                      Leewards Creative Crafts Inc., a national retail chain specializing in crafts.
                                      Prior to January 1994, Mr. Mullen was
                                      employed by Hills Department Stores, Inc.
                                      ("Hills") for approximately 23 years and held a variety of positions, including
                                      Vice President Hardlines. Hills filed for protection under Chapter 11 of the United
                                      States Bankruptcy Code on February 4,
                                      1991, while Mr. Mullen was employed by
                                      Hills.

Beneficial Ownership of Directors and Management


            Set forth below is certain information concerning the beneficial ownership of Common Stock as of December 31, 1998 by (a) the Corporation's directors, (b) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.



                                           Amount and
                                            Nature of
                                           Beneficial        Percent
                Name                      Ownership(1)       of Class
                ----                      ------------       ---------
Warren G. Lichtenstein                      1,320,613(2)       31.2%
Jack L. Howard                                169,458           4.0%
Earle C. May                                  768,376(3)       18.2%
Joseph L. Mullen                               20,361             *
Harold Smith                                   20,361             *
All current directors and executive
officers as a group (five persons)          2,299,169          54.4%

---------

*      Less than 1% of the outstanding Common Stock.

(1) Includes shares subject to warrants and options that are exercisable as follows: Mr. Lichtenstein 227,458 shares; Mr. Howard -- 139,958 shares; Mr. May -- 20,361 shares; Mr. Mullen--20,361 shares; Mr. Smith -- 20,361 shares; and all directors and executive officers as a group -- 428,499 shares.

(2) Includes 1,068,970 shares of Common Stock and 21,685 shares subject to warrants that are owned by Steel Partners II, L.P. Mr. Lichtenstein is chief executive officer of the general partner of Steel Partners II, L.P. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II, L.P., except to the extent of his pecuniary interest in such shares of Common Stock, which is less than the amount disclosed.

(3) Includes 50,250 shares of Common Stock owned by May Management, Inc. and 691,900 shares of Common Stock held in customer accounts as to which May Management, Inc. has shared dispositive power. Mr. May is the chief executive officer and a principal stockholder of May Management, Inc. and may be deemed to be the beneficial owner of shares owned by May Management, Inc. or as to which May Management, Inc. has shared dispositive power.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

            Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Corporation's directors, executive officers, and any persons holding more than 10% of any class of the Corporation's equity securities registered pursuant to
Section 12 of the Exchange Act are required to report their ownership of such equity securities, and any changes in that ownership, on a timely basis to the Securities and Exchange Commission. The Corporation believes that all such reports required to be filed during the Fiscal 1998 were filed on a timely basis. The Corporation's belief is based solely on its review of Forms 3, 4, and 5 and amendments thereto furnished to the Corporation during, and with respect to, Fiscal 1998 by persons known to be subject to Section 16 of the Exchange Act.



Board Committees and Membership


            In Fiscal 1998, the members of the Compensation Committee of the Board of Directors were N. Hunter Wyche (Chairman), J. David Rosenberg, and Harold Smith. The Compensation Committee held five meetings during Fiscal 1998. Subsequent to the end of Fiscal 1998, Messrs.Wyche and Rosenberg resigned from the Board of Directors, and the Board appointed James Benenson, Jr. and Earle
C. May to the Compensation Committee, with Mr. May serving as Chairman. Mr. Smith's term as a director expires at the Annual Meeting, and he has informed the Board of his intention not to stand for reelection. Upon the expiration of Mr. Smith's term as a director, the Board will appoint another director to take his place on the Compensation Committee. Duties of the Compensation Committee include: reviewing management compensation programs; reviewing and approving compensation changes for senior executive officers; and administering management stock option and incentive plans.


            The members of the Audit Committee of the Board of Directors in Fiscal 1998 were Messrs. Rosenberg (Chairman), Mullen, and Smith. The Audit Committee held one meeting during Fiscal 1998. The Board has appointed Mr. Smith as Chairman of the Audit Committee to replace Mr. Rosenberg and named Mr. May to the Committee for fiscal 1999. Upon the expiration of Mr. Smith's term as a director, the Board will appoint another director to take his place on the Audit Committee. Duties of the Audit Committee include: recommending independent certified public accountants; reviewing the scope of the audit examinations, including fees and staffing; reviewing the independence of the auditors; reviewing findings and recommendations of auditors and management's response; and reviewing the internal audit and control functions.


            The Board does not have a nominating committee or an executive committee. In Fiscal 1998, the Board of Directors held seven meetings and committees of the Board held a total of five meetings. During Fiscal 1998, all of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board of Directors on which such director served.


            Messrs. Rosenberg and Wyche, who resigned from the Board after the end of Fiscal 1998 as described above, were each compensated for the remainder of their terms and have agreed to serve as advisors to the Board of Directors for the six month period following their resignations.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


Cash and Other Compensation

            The following table sets forth all the compensation earned for services rendered in all capacities, during the fiscal years indicated, by the person who served as chief executive officer of the Corporation and the other most highly compensated executive officer during Fiscal 1998 (collectively, the "Named Executives").


                                                                          Long Term Compensation
                                                                  -----------------------------------
                                     Annual Compensation                   Awards            Payouts
                            ------------------------------------- ------------------------- ---------
                                                         Other
                                                        Annual      Restricted    Options/     LTIP    All Other
Name and                                                Compen-        Stock        SARs     Payouts    Compen-
Principal Position    Year   Salary ($)   Bonus ($)   sation ($)   Award(s) ($)    (#)(1)      ($)     sation ($)
-------------------- ------ ------------ ----------- ------------ -------------- ---------- --------- -----------
Warren G.            1998       --           --          --            --         211,145      --         --
Lichtenstein (1)     1997       --           --          --            --          16,313      --         --
President and chief
executive officer

Jack L. Howard (2)   1998       --           --          --            --         123,645      --         --
Vice President and   1997       --           --          --            --          16,313      --         --
chief financial officer

 ---------

(1) Mr. Lichtenstein was elected President and chief executive officer of the Corporation on December 2, 1997. During fiscal 1997, Mr. Lichtenstein received no compensation for acting as President and chief executive officer of the Corporation, although, for his services as a director, Mr. Lichtenstein received the same compensation as other directors until his election. See "Director Compensation" below. In Fiscal 1998, Mr. Lichtenstein was granted options in respect of his service as President and chief executive officer. See "Stock Options" and "REPORT OF THE COMPENSATION COMMITTEE--Compensation of Chief Executive Officer and Chief Financial Officer" below.

(2) Mr. Howard was elected Vice President and chief financial officer of the Corporation on December 2, 1997. During fiscal 1997, Mr. Howard received no compensation for acting as Vice President and chief financial officer of the Corporation although, for his services as a director, Mr. Howard received the same compensation as other directors until his election. See "Director Compensation" below. In Fiscal 1998, Mr. Howard was granted options in respect of his service as Vice President and chief financial officer. See "Stock Options" and "REPORT OF THE COMPENSATION COMMITTEE--Compensation of Chief Executive Officer and Chief Financial Officer" below.

Stock Options


            The following table sets forth information with respect to options granted to the Named Executives during Fiscal 1998. No stock appreciation rights were granted to the Named Executives during Fiscal 1998.



                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                   Potential Realizable
                                                                                    Value at Assumed
                                                                                     Annual Rates of
                                                                                          Stock
                                                                                   Price Appreciation
                                             Individual Grants                     for Option Term (3)
                                             -----------------                     -------------------
                                                 Percent of
                                                    Total
                           Number of               Options
                          Securities             Granted to   Exercise
                          Underlying              Employees   or Base
                            Options               in Fiscal    Price    Expiration
Name                      Granted(1)               Year(2)     ($/Sh)      Date      5%($)     10%($)
------------------------ ------------           ------------ --------- ----------- --------- ---------
Warren G. Lichtenstein        5,882                  1.8%        3.12     2/2/03     5,070     11,246
                              5,263                  1.6%        3.50     5/1/03     5,070     11,246
                             50,000    (4)          14.9%        3.94    6/25/03    54,427    120,270
                            100,000    (4)          29.9%        3.58    6/25/03    98,909    218,563
                             50,000                 14.9%        4.68    8/25/03    64,650    142,859
Jack L. Howard                5,882                  1.8%        3.12     2/2/03     5,070     11,246
                              5,263                  1.6%        3.50     5/1/03     5,070     11,246
                             50,000    (4)          14.9%        3.58    6/25/03    49,454    120,270
                             50,000    (4)          14.9%        3.58    6/25/03    49,454    109,281
                             12,500                  3.7%        4.68    8/25/03    16,162     35,715

---------

(1) All of the options were granted in respect of Mr. Lichtenstein's and Mr. Howard's service as executive officers of the Corporation. See "REPORT OF THE COMPENSATION COMMITTEE--Compensation of the Chief Executive Officer and Chief Financial Officer" below.

(2) Based on an aggregate of 334,790 options granted to all employees during Fiscal 1998. Options vest immediately unless otherwise noted.

(3) In accordance with rules promulgated by the Securities and Exchange Commission, the potential realizable value of these grants (on a pre-tax basis) assumes that the Common Stock gains 5% or 10% in value per year, compounded over the five-year life of the options. These are assumed rates of appreciation and are not intended to forecast future appreciation of the Common Stock. The actual future value of the options will depend on the market value of the Corporation's Common Stock. All references to number of shares and price have been adjusted to reflect the Corporation's 1-for-2 reverse stock split on November 20, 1998.

(4) The options are exercisable in eight equal installments, each vesting on the first business day of each quarter, commencing August 1, 1998.

            The following table sets forth information with respect to options held as of December 31, 1998 by the Named Executives. No options were exercised by the Named Executives of the Company during Fiscal 1998.




                         FISCAL YEAR-END OPTION VALUES

                                                                  Value of Unexercised
                            Number of Unexercised Options    In-the-Money Options at Fiscal
                                at Fiscal Year-End(#)                Year-End($)(1)
                           -------------------------------   ------------------------------
Name                        Exercisable     Unexercisable     Exercisable     Unexercisable
----                       -------------   ---------------   -------------   --------------
Warren G. Lichtenstein        114,958          112,500         253,277          286,875
Jack L. Howard                 64,958           75,000         165,527          200,250

---------

(1) The value of in-the-money options assumes the closing sales price of the Common Stock underlying the options as of December 31, 1998 ($6.25).


Compensation Committee Interlocks and Insider Participation

            During Fiscal 1998, the Compensation Committee consisted of Messrs. Wyche (Chairman), May and Smith. None of the members of the Compensation Committee served as a member of the compensation committee of another entity during Fiscal 1998.


Director Compensation

            Effective July 22, 1997, the compensation of the non-employee directors of the Corporation was reduced by the Board of Directors by 25% to provide for an annual retainer fee (the "Retainer Fee") of $18,000 per year, plus a meeting fee (a "Meeting Fee") for each meeting (i) of the Board of Directors (in the amount of $1,125 per meeting for attendance in person or $562.50 for attendance by telephone), (ii) of a committee of the Board of Directors that does not meet on the same day as a meeting of the Board of Directors (in the amount of $1,125 per meeting), and (iii) of a committee of the Board of Directors that meets on the same day as the Board of Directors (in the amount of $375 per meeting). Pursuant to the Corporation's Long-Term Incentive Stock Plan, approved by the stockholders at the 1997 annual meeting, beginning with the fiscal 1997 Retainer Fee and Meeting Fees were payable, at the election of each director, in the form of cash, grants ("Stock Awards") of Common Stock, and options to purchase Common Stock ("Options"), provided that a director electing to receive Stock Awards or Options had to elect to receive his Retainer Fee in such forms and could elect to receive his Meeting Fees in such forms.

            On January 15, 1999, the stock compensation of the non-employee directors of the Corporation for the fiscal year ending December 31, 1999 was set as follows: a Retainer Fee of $12,000 per year which is paid in the form of Common Stock; plus Meeting Fees, in the form of cash or stock, for each meeting (regardless of attendance in person or by telephone) (i) of the Board of Directors (in the amount of $1,000 per meeting), (ii) of a committee of the Board of Directors that does not meet on the same day as a meeting of the Board of Directors (in the amount of $1,000 per meeting), and (iii) of a committee of the Board of Directors that meets on the same day as the Board of Directors (in the amount of $500 per meeting). Directors are reimbursed for their actual travel and other expenses.

            Pursuant to the Long-Term Incentive Stock Plan: (i) Options are valued using the Black-Scholes option pricing model and such assumptions as the Corporation, in its sole discretion, deems reasonable; (ii) the exercise price of the Options will be, and Stock Awards will be valued using, the closing price of the Common Stock on the date of grant or issuance or deemed date of grant or issuance; (iii) a director's entitlement to receive Options will vest, and will be granted or issued, or deemed to be granted or issued, on the first day of the quarter as to which the Retainer Fee is payable; and (iv) options will terminate on the fifth anniversary of the date of issuance and will survive termination of membership on the Board of Directors of the Corporation.


Certain Relationships and Related Transactions

            As of March 31, 1998, the Corporation sub-sub-leased from Gateway Industries, Inc. office space on a non-exclusive basis for use as corporate headquarters or for other corporate uses. Under terms of this sub-sub-lease, the Corporation is obligated to pay one-third of all amounts payable, as billed to Gateway under the master sub-lease. Gateway Industries, Inc.'s sub-lease for the space is with Steel Partners II, L.P. ("Steel"), as sub-landlord. Warren Lichtenstein, a director and the President and chief executive officer of the Corporation, beneficially owns more than 10% of the outstanding voting stock of Gateway Industries, Inc. and is the chief executive officer of the general partner of Steel. The rent payable by the Corporation is approximately $2,700 per month. The sub-sub-lease runs through March 30, 2001, but may be terminated by either party on 30 days' notice.

                     REPORT OF THE COMPENSATION COMMITTEE

            The Compensation Committee determines the Corporation's executive compensation policies. The Compensation Committee determines the compensation of the Corporation's executive officers and administers the Corporation's incentive and stock option plans.

Compensation Policies

            Set forth below is a description of the executive compensation policies of the Compensation Committee. It is expected that the Compensation Committee will continue these policies as the Corporation continues to attempt to locate, purchase, and operate other businesses.

            The executive compensation policies of the Compensation Committee are based on three fundamental goals: (i) to attract and retain corporate officers and other key employees who are considered to be essential to the competitive repositioning of the Corporation; (ii) to ensure that an appropriate relationship exists between annual bonus compensation and the performance of the Corporation; and (iii) to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value. These policies are implemented through determinations as to base salary, standards for determination of annual bonus compensation, and awards of equity compensation.

Compensation of Chief Executive Officer and Chief Financial Officer

            Mr. Lichtenstein receives no cash compensation for his service as President and chief executive officer of the Corporation. However, on February 2, 1998 he was granted non-qualified stock options for 5,882 shares at an exercise price of $3.125 per share and on May 1, 1998 he was granted non-qualified stock options for 5,263 shares at an exercise price of $3.50 per share. Then, at the meeting of the Compensation Committee on June 25, 1998, options for a total of 150,000 shares were granted to Mr. Lichtenstein in respect of his service as chief executive officer for the two-year period beginning August 1, 1998. The options vest in equal quarterly installments of 18,750 shares, commencing August 1, 1998, and terminate on June 25, 2003. Of the total, 50,000 options were granted as incentive stock options under the Corporation's Long Term Stock Incentive Plan, with an exercise price of $3.94 per share, and the remaining 100,000 options were granted as non-qualified stock options under the Corporation's New Equity Compensation Plan (actually an older plan) with an exercise price of $3.58 per share. At the meeting of the Compensation Committee on August 25, 1998, non-qualified stock options for an additional 50,000 shares at an exercise price of $4.68 per share were granted to Mr. Lichtenstein under the Corporation's New Equity Compensation Plan.

            Also at the meeting of the Compensation Committee on June 25, 1998, options for a total of 100,000 shares were granted to Mr. Howard in respect of his service as chief financial officer for the two-year period beginning August 1, 1998. The options vest in equal quarterly installments of 18,750 shares, commencing August 1, 1998, and terminate on June 25, 2003. Of the total, 50,000 options were granted as incentive stock options under the Corporation's Long Term Stock Incentive Plan, with an exercise price of $3.94 per share, and the remaining 100,000 options were granted as non-qualified stock options under the Corporation's New Equity Compensation Plan (actually an older plan) with an exercise price of $3.58 per share. At the meeting of the Compensation Committee on August 25, 1998, non-qualified stock options for an additional 50,000 shares at an exercise price of $4.68 per share were granted to Mr. Howard under the Corporation's New Equity Compensation Plan. Mr. Lichtenstein and Mr. Howard are the only executive officers of the Corporation.

            At the 1998 Annual Meeting, the stockholders approved the merger of the Corporation's two compensation plans.

                         Compensation Committee Members

                            Earle C. May (Chairman)
                                  Harold Smith
                              James Benenson, Jr.

Performance Graph

            The following graph shows a comparison of the cumulative total returns for the Corporation, the NASDAQ Composite index, and the Media General Industry Group (comprised of credit services). The graph assumes that the value of the investment in the Corporation and each index was $100 on May 3, 1995 (the initial listing date of the stock of the Corporation's predecessor after its reorganization under Chapter 11 of the United States Bankruptcy Code), and that all dividends were reinvested.


                        COMPARE CUMULATIVE TOTAL RETURN
                          AMONG ROSES HOLDINGS, INC.,
                   NASDAQ COMPOSITE INDEX AND MG GROUP INDEX


                               <GRAPHIC OMITTED>
                       [Plot points for performance chart]
                    Roses         SIC          NASDAQ
                    Holdings,     CODE         COMPOSITE
                    Inc.          INDEX        INDEX
                    --------      ------       ---------
     5/3/95         100           100          100
     1/31/96        50.89         126.68       118.12
     1/31/97        58.28         181.8        152.3
     1/31/98        58.28         238.84       178.73
     12/31/98       177.51        279.56       242.14

ASSUMES $100 INVESTED MAY 3, 1995
ASSUMES DIVIDENDS REINVESTED
FISCAL YEAR ENDED DEC. 31, 1998

                                 PROPOSAL TWO


                      PROPOSAL TO AMEND THE CORPORATION'S
                 CHARTER TO CHANGE THE NAME OF THE CORPORATION


            The Board of Directors has unanimously adopted resolutions declaring the advisability of, and submits to the stockholders for approval, an amendment (the "Name Amendment") to the Corporation's Amended and Restated Certificate of Incorporation changing the name of the Corporation from Rose's Holdings, Inc. to WebFinancial Corporation.


            The Corporation was formed in 1997 to act as a holding company for Rose's Stores, Inc., an owner/operator of general merchandise discount stores founded in 1927 in Henderson, North Carolina ("Stores"). The Stores operating subsidiary was sold to Variety Wholesalers, Inc. on December 2, 1997 and since such sale, the Corporation has not conducted any operations in that line of business, nor does the Corporation have any present intent to engage in such line of business in the future.


            In August 1998, the Corporation acquired an indirect 90% interest in WebBank Corporation, a Utah industrial loan corporation ("WebBank"), and formed Praxis Investment Advisors Inc. (of which it also owns 90%), a California-based company that engages in the research and development of financial products. In addition, the Corporation continues to seek additional acquisitions and/or merger transactions in which to employ its cash. The Board believes that the Corporation's break with its discount retail store history is complete, and that it is now appropriate to adopt a name more in keeping with the Corporation's current and potential lines of business. In that connection, the Board has reserved the name "WebFinancial Corporation" in Delaware, the Corporation's jurisdiction of organization.


            The affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present, is required to approve the Name Amendment. If the Name Amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the Delaware General Corporation Law. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL APPROVING THE NAME AMENDMENT.

                                PROPOSAL THREE


                             INDEPENDENT AUDITORS


            The Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit the books and records of the Corporation for the current year. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CONFIRM SUCH APPOINTMENT.

            Representatives of KPMG LLP are expected to be available by telephone during the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.


                             STOCKHOLDER PROPOSALS


            If a stockholder notifies the Corporation after March 21, 2000 of an intent to present a proposal at the Corporation's 2000 Annual Meeting, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Stockholders of the Corporation wishing to include proposals in the proxy material in relation to the 2000 Annual Meeting must submit the same in writing so as to be received at the executive offices of the Corporation on or before January 6, 2000. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                         By Order of the Board of Directors,
                                         Jack L. Howard
                                         Secretary


April 30, 1999

                             ROSE'S HOLDINGS, INC.
PROXY
The undersigned appoints Warren G. Lichtenstein and Jack L. Howard, and either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Rose's Holdings, Inc. (the "Corporation") that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Corporation's principal executive offices at 150 East 52nd Street, New York, New York 10022, on Tuesday, June 15, 1999 at 10:00 A.M., and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and proxy statement relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2) AND (3).

1. ELECTION OF DIRECTORS

FOR all nominees listed below              WITHHOLD AUTHORITY to
except as marked to the contrary below [ ] vote for all nominees listed below[ ]

  Jack L. Howard

  (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

     -----------------------------------------------------------------
2. PROPOSAL TO AMEND THE CORPORATION'S CHARTER TO CHANGE THE NAME OF THE CORPORATION

    [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION

    [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

4. In their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND (3).


     Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                   ---------------------------
                                                   Signature


                                                   ---------------------------
                                                   Signature if held jointly



                                                   DATED:       , 1999
                                                         -------






Please return in the enclosed postage paid envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.